Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator 20+ Year Treasury Bond 5 Floor ETF™ – Quarterly

(formerly Innovator 20+ Year Treasury Bond 5 Floor ETF™ – July)

(the “Fund”)

Supplement To the Fund’s Prospectus
Dated July 1, 2021

September 23, 2021

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately three months. The current Outcome Period will end on September 30, 2021, and the Fund will commence a new outcome period that will begin on October 1, 2021 and end on December 31, 2021. The Fund’s new Cap will not be determined until the start of the new outcome period on October 1, 2021. As of September 22, 2021, the expected range of the Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator 20+ Year Treasury Bond 5 Floor ETF™ – Quarterly	TFJL	3.15% – 6.07% (2.95% – 5.87% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference